Exhibit 99.2
Unifi, Inc. For the Third Quarter Ended March 27, 2011 Conference Call

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc (the "Company") that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission. Unifi, Inc. Third Qtr. Conf. Call April 28, 2011

3 Income Statement Highlights (Amounts in Thousands, Except Percentages) (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 Net sales 178,164 $ 100.0% 154,687 $ 100.0% Gross profit 15,147 8.5% 16,510 10.7% Selling, general and administrative expense 10,344 5.8% 11,252 7.3% Operating profit (1) 4,803 2.7% 5,258 3.4% Interest expense 5,016 5,697 Equity in losses (earnings) of unconsolidated affiliates 2,103 (2,175) Income (loss) from operations before income taxes (4,211) 2,708 Net (loss) income (4,045) 771 (1) Gross profit less Selling, general, and administrative expense March 27, 2011 March 28, 2010 For the Quarters Ended

4 Income Statement Highlights (Amounts in Thousands, Except Percentages) (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 Net sales 512,986 $ 100.0% 439,793 $ 100.0% Gross profit 55,391 10.8% 53,252 12.1% Selling, general and administrative expense 32,223 6.3% 34,568 7.9% Operating profit (1) 23,168 4.5% 18,684 4.2% Interest expense 15,347 16,412 Equity in earnings of unconsolidated affiliates (11,887) (5,847) Income from operations before income taxes 15,780 10,809 Net income 11,575 5,213 (1) Gross profit less Selling, general, and administrative expense March 27, 2011 March 28, 2010 For the Nine-Months Ended

5 Volume and Pricing Highlights (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 Volume Price Volume Price Polyester 7.7% 14.8% 10.7% 11.3% Nylon -12.4% 8.0% 3.0% -0.8% Consolidated 5.0% 10.1% 9.8% 6.8% Volume Price Polyester 2.5% 8.5% Nylon 9.3% 0.8% Consolidated 3.2% 7.6% Quarter over trailing quarter March 27, 2011 vs. December 26, 2010 Quarter over quarter Year over year March 27, 2011 vs. March 28, 2010 March 27, 2011 vs. March 28, 2010 For the Quarters Ended For the Quarters Ended For the Nine-Months Ended

6 Balance Sheet Highlights (Amounts in Thousands, Except Percentages) (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 March 27, December 26, September 26, June 27, 2011 2010 2010 2010 Cash 19,142 $ 33,185 $ 26,274 $ 42,691 $ Short-Term Debt 335 $ 327 $ 327 $ 15,327 $ Long-Term Debt 171,522 164,090 164,077 164,063 Total Debt 171,857 164,417 164,404 179,390 Net Debt 152,715 $ 131,232 $ 138,130 $ 136,699 $ Accounts Receivable 104,665 $ 82,015 $ 95,404 $ 91,243 $ Inventory 136,715 123,054 120,410 111,007 Accounts Payable (48,352) (39,779) (45,093) (40,662) Accrued Expenses (18,473) (14,908) (18,827) (21,725) Adjusted Working Capital 174,555 $ 150,382 $ 151,894 $ 139,863 $ Quarterly Sales 178,164 $ 160,802 $ 174,020 $ 176,960 $ Working Capital as a Percentage of Sales (1) 24% 23% 22% 20% (1) Adjusted Working Capital divided by annualized Quarterly Sales

7 Equity Affiliates Highlights (Amounts in Thousands) (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 March 27, 2011 March 28, 2010 March 27, 2011 March 28, 2010 Earnings (Losses) Parkdale America (34%) (2,450) $ 1,994 $ 10,607 $ 6,070 $ Other 419 197 1,614 515 Intercompany Eliminations (72) (16) (334) (738) Total (2,103) $ 2,175 $ 11,887 $ 5,847 $ Distributions Parkdale America (34%) 387 $ - $ 2,919 $ 1,611 $ Other 1,400 - 1,400 - Total 1,787 $ - $ 4,319 $ 1,611 $ Quarter Ended Nine-Months Ended

8 Adjusted EBITDA Reconciliation to Net Income (Amounts in Thousands) (Unaudited) Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 March 27, March 28, March 27, March 28, 2011 2010 2011 2010 Net income (loss) (4,045) $ 771 $ 11,575 $ 5,213 $ Provision (benefit) for income taxes (166) 1,937 4,205 5,596 Interest expense, net 4,432 4,922 13,352 14,057 Depreciation and amortization expense 6,599 6,485 19,564 19,829 Equity in losses (earnings) of unconsolidated affiliates 2,103 (2,175) (11,887) (5,847) Non-cash compensation expense, net of distributions 392 683 1,095 2,299 Loss on sales or disposals of PP&E 189 1,010 242 953 Currency and derivative (gains) losses (14) 61 296 (59) Write down of long-lived assets - - - 100 Loss (gain) on extinguishment of debt and other non-operating expense 2,271 - 3,865 (54) Restructuring charges 9 254 1,555 254 Gain from sale of nitrogen credits - (1,400) - (1,400) Startup costs 502 167 2,540 167 Adjusted EBITDA 12,272 $ 12,715 $ 46,402 $ 41,108 $ For the Quarters Ended For the Nine-Months ended

9 Non-GAAP Financial Measures Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. Adjusted EBITDA Adjusted EBITDA represents net income or loss before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization), adjusted to exclude equity in earnings and losses of unconsolidated affiliates, non-cash compensation expense net of distributions, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, write down of long-lived assets, gains or losses on extinguishment of debt and other non-operating expense, restructuring charges, gain from sales of nitrogen credits, and startup costs. We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of "high-yield" issuers to meet debt service obligations. Adjusted EBITDA is an alternative view of performance used by management and we believe that investors' understanding of our performance is enhanced by disclosing this performance measure. Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation. We believe that the use of Adjusted EBITDA as an operating performance measure provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

10 Non-GAAP Financial Measures - continued Unifi, Inc. Third Qtr. Conf. Call April 28, 2011 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only as supplemental information.